Exhibit 99.1

Execution Version

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission.  Asterisks denote omissions.

SIXTH AMENDMENT TO PROGRAM AGREEMENTS

(BANK ONE CAMPUS LOAN PROGRAM

This Amendment to Program Agreements (this “Amendment”) amends the Program Agreements (as defined below) entered into by and among Bank One, National Association (“Bank One”), The First Marblehead Corporation (“FMC”), The Education Resources Institute, Inc. (“TERI”), and U.S. Bank, N.A.  This Amendment is dated as of November 12, 2004.

W I T N E S S E T H

WHEREAS, Bank One desires to offer loans through the Bank One Campus Loan Program (as defined below); and

WHEREAS, except as provided below, the parties hereto agree that such loans will be originated, guaranteed, and purchased under the Program Agreements, as modified for such loans in this Amendment;

NOW, THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

I.                                         Definitions.

“Bank One Campus Loan Program “ shall, subject to the provisions of Section II A. below, mean any non-federally guaranteed loan program of Bank One, (or of its subsidiaries and/or affiliates that may at a later date become a party to the Program Agreements pursuant to such Agreements) to finance the costs associated with post-secondary education that (a) may be offered by Bank One pursuant to the Program Agreements and when so offered, is offered under and originated, disbursed, and serviced in accordance with, the Program Guidelines, as amended from time to time, but involving the pricing set forth in Schedule 3.3 attached hereto as Exhibit A, as amended from time to time and (b)is marketed by Bank One, including through or by  its subsidiaries and/or affiliates, under the “Bank One” brand and through school financial aid offices and not directly to consumers.

“Deposit and Security Agreement” means that certain agreement bearing that name entered into by and among Bank One, FMC, TERI, and State Street Bank and Trust Company (n/k/a U.S. Bank, N.A.) dated as of April 30, 2001, as amended.

“Guaranty Agreement” means that certain amended and restated agreement bearing that name entered into by and between Bank One and TERI dated as of May 13, 2002, as amended.

“Loan Origination Agreement” means that certain amended and restated agreement bearing that name entered into between Bank One and TERI dated as of May 13, 2002, as amended.

“Note Purchase Agreement” means that certain amended and restated agreement bearing that name by and between FMC and Program Lender dated as of May 1, 2002, as amended.

“Program Agreements” means the Guaranty Agreement, the Loan Origination Agreement, the Note Purchase Agreement, and the Deposit and Security Agreement, all as heretofore amended and as heretofore extended pursuant to an Extension Agreement dated November 1, 2002, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

“Program Guidelines”, as used in any of the Program Agreements, shall mean the Program Guidelines attached hereto as Exhibit B, and such elements of the Program Guidelines referenced in the second paragraph of Section A of this Amendment below and reflected in Exhibits A and E hereto, as the same may be amended from time to time.

II.                                     Amendments

A.                                   Program Agreements.  All Program Agreements are hereby amended to include the above definition of “Bank One Campus Loan Program “ and in each Program Agreement, the definitions of “Education One Program” and “Program” shall include Bank One Campus Loan Program, with the modifications herein that apply to such program, and the definition of “Loans” or “Education One Loans” shall include loans made under the Bank One Campus Loan Program, as specified herein.; provided, however, that notwithstanding anything to the contrary in the Program Agreements or any other agreement between or among the parties, it is understood  and agreed that  while this Amendment requires Bank One to sell to FMC all loans branded as Bank One Campus Loan Program Loans that are originated pursuant to and in accordance with the Program Agreements, it  does not establish an exclusive arrangement between or among the parties hereto with respect to the origination, purchase and sale, marketing or servicing of  loans branded or originated as Bank One Campus Loan Program loans other than pursuant to the Program Agreements.  In the event of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Program Agreements, the terms and conditions of this Amendment shall control.

The parties acknowledge and agree that as of the date of execution of this Amendment, the Program Guidelines (other than the pricing reflected in Exhibit A hereto and the borrower benefits reflected in Exhibit E hereto to which the parties hereby agree), have not yet been fully developed.  The parties further agree to use their respective commercially reasonable best efforts to: (i) implement the Bank One Campus Loan Program for the 2005-06 Program Year, pending completion of the Program Guidelines; and (ii) to finalize the Program Guidelines, including the related credit agreements, in a form and substance mutually acceptable to the parties, by no later than February 1, 2005.  The completed Program Guidelines shall be reflected as the Seventh Amendment to the Program Agreements.

B.                                     Guaranty Agreement.

1.                                       With respect to all Bank One Campus Loan Programs, Schedule 3.3 to the Guaranty Agreement is amended to include the additional pages to Schedule 3.3 attached hereto with respect to  the Bank One Campus Loan Programs.

2.                                       “Promissory Notes” shall include the notes included within the Program Guidelines, as each shall be amended from time to time under Section 3.2 of the Guaranty Agreement.

3.                                       Section 3.2 of the Guaranty Agreement is hereby amended by adding the following:

“Upon TERI’s request, Bank One will submit to TERI sample copies of promotional and marketing materials used in connection with the Bank One Campus Loan Program . No such delivery of materials shall constitute or be construed as a representation or warranty by TERI that such materials comply with applicable law or with Bank One’s obligations under this Agreement, and no such delivery shall excuse Bank One’s performance of any of its obligations under this Agreement.”

C.                                     Loan Origination Agreement. With respect to the Bank One Campus Loan Program, all marketing materials shall direct applicants to a Bank One web site. Bank One shall have full responsibility for establishing, hosting, supporting, and maintaining such web site. Bank One and TERI shall use commercially reasonable efforts so that such web site and TERI’s web application system interface properly. TERI’s website shall perform in accordance with Sections 2(b) and Exhibit A of the Loan Origination Agreement.

D.                                    Note Purchase Agreement. In the Note Purchase Agreement, Section 2.05 is amended by adding Section 2.05 attached hereto as Exhibit C for the Bank One Campus Loan Program.

E.                                      Deposit and Security Agreement. The Deposit and Security Agreement shall apply to all Bank One Campus Loan Program loans guaranteed under the Guaranty Agreement.

F.                                      Servicing Agreement.  FMC and PHEAA have entered into a Supplement to Alternative Servicing Agreement (“Supplement”) a true and complete copy of which is attached hereto as Exhibit D.

G.                                     In all other respects, the Program Agreements, as amended hereby, are hereby ratified and confirmed and shall remain in full force and effect.

H .                                 The address for notice to Bank One under the Program Agreements is amended as follows:

President

Bank One Education Finance Corporation

900 Stewart Avenue

Garden City, NY  11530

With copies to:

Mr. Joseph F. Sergi

Vice President

Bank One Education Finance Corporation

111 Monument Circle

Indianapolis, In. 46277

And

Legal Department

Bank One Education Finance Corporation

900 Stewart Avenue

Garden City, NY  11530

IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.

THE EDUCATION RESOURCES INSTITUTE, INC.

By:	/s/ Lawrence W. O'Toole
Its: President

BANK ONE, NATIONAL ASSOCIATION

By:	/s/ Joseph F. Sergi
Its:

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Larry A. Lutz
Its:	Executive Vice President, Business Development

US BANK, N.A.

By:	/s/ Vaneta I. Bernard
Its:	Vice President

TABLE OF EXHIBITS

Note:                   First Marblehead Corporation is not a party to Exhibits A and/or B.  Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.

Exhibit A	Schedule 3.3 - Guaranty Fees and Loan Pricing

Exhibit B	Program Guidelines

Exhibit C	Revised Section 2.05 of the Note Purchase Agreement – filed herewith

Exhibit D	Supplement to Alternative Servicing Agreement – filed herewith

Exhibit E	Borrower Benefits

EXHIBIT C

2.05.                        Minimum Purchase Price.

On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor.  For purposes of this Agreement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to the EDUCATION ONE Loans to be purchased that are Bank One Campus Loan Program Loans:

(a)          The unpaid principal amount [**]; plus

(b)         All accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)          All fees paid by Bank One to TERI with respect to such Seasoned Loans [**]; plus

(d)         The amount of any Guaranty Fees due to TERI [**]); plus

(e)          Any Subsequent Guaranty Fees paid to TERI under Section 3.3(b)(iii) of the Guaranty Agreement [**]; plus

(f)            The amount of any Guaranty Fees under column 4 of Schedule 3.3 of the Guaranty Agreement paid by Program Lender to TERI [**] under subsection (a) above; plus

(g)         A marketing fee and loan premium, [**] of the Seasoned Loans as follows (for tier references see Schedule 3.3 of the Guaranty Agreement):

1.               with respect to Bank One Campus Loan Program Continuing Education Creditworthy Loans, [**]% [**];

2.               with respect to Bank One Campus Loan Program Undergraduate Creditworthy Loans, [**]% [**];

3.               with respect to Bank One Campus Loan Program Graduate Creditworthy Loans, [**]% [**];

4.               with respect to Bank One Campus Loan Program Graduate Credit-ready Loans, [**]%;

6.               with respect to Bank One Campus Loan Program Graduate Credit-ready Health Profession Loans; and Residency Credit-ready Health Profession Loans, [**]%;

7.               with respect to Bank One Campus Loan Program Continuing Education Creditworthy Preferred Loans, [**]% [**];

8.               with respect to Bank One Campus Gold Loan Program Undergraduate Creditworthy Preferred Loans, [**]% [**];

9.               with respect to Bank One Campus Gold Loan Program Graduate Creditworthy Preferred Loans, [**]% [**];

10.         with respect to Bank One Campus Gold Loan Program Graduate Credit-ready Preferred Loans, [**]%;

11.         with respect to Bank One Campus Gold Loan Program Undergraduate Creditworthy Health Profession Preferred Loans; Graduate Creditworthy Health Profession Preferred Loans; Graduate Credit-ready Health Profession Preferred Loans; Accelerated Creditworthy Health Profession Preferred Loans; Accelerated Credit-ready Health Profession Preferred Loans; Residency Creditworthy Health Profession Preferred Loans; and Residency Credit-ready Health Profession Preferred Loans, [**]%;

12.         with respect to Bank One Campus Gold Loan Program Graduate Credit-ready Health Profession Loans Accelerated Credit-ready Health Profession Loans; and Residency Credit-ready Health Profession Loans, [**]%;

EXHIBIT D

Servicing Supplement

SUPPLEMENT TO

ALTERNATIVE SERVICING AGREEMENT

BETWEEN

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

AND

THE FIRST MARBLEHEAD CORPORATION

THIS Supplement is made this 1st day of December, 2004, by and between the Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (herein called the “Servicer”), and The First Marblehead Corporation, having an address at 30 Little Harbor, Marblehead, Massachusetts 01945 (“FMC”).  Capitalized terms used herein without definition have the meanings given to them in the Alternative Servicing Agreement between the Servicer and FMC dated as of October 16, 2001, as amended (“Agreement”).

WHEREAS, the Servicer and FMC entered the Agreement, pursuant to which the Parties agreed to designate from time to time additional TERI-guaranteed loan programs to be covered by the Agreement; and,

WHEREAS, the Servicer, Special Purpose Entity (“SPE”) and FMC wish to designate Education Finance Corp. School Channel Program Loans purchased by FMC or an SPE as TERI-guaranteed loans covered by the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained in this Supplement and the fees to be paid by FMC to the Servicer under the Agreement, and intending to be legally bound, the Parties to this Supplement do hereby agree as follows:

1.                                       The Servicer and FMC designate loans made under the Bank One Campus Loan Program, and purchased by FMC or an SPE, as loans covered by the Agreement.

2.                                       Solely for the purpose of identifying Student Loans to be Serviced under the Agreement, the definition of “Program Guidelines” in Section 1.9 of the Agreement is hereby amended to add the Bank One Campus Loan Program Guidelines, including the Underwriting, Origination and Loan Term Guidelines for the Bank One Campus Undergraduate Loan Program, Bank One Campus Graduate Loan Program, Bank One Campus Health Professions Loan Program, Bank One Campus Medical Health Professions Loan Program, and Bank One Campus Continuing Education Loan Program, all as approved and adopted by TERI.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be duly executed as of the month, day and the year first above written.

PENNSYLVANIA HIGHER	THE FIRST MARBLEHEAD
EDUCATION ASSISTANCE AGENCY	CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Date	Date

Federal Tax Identification Number

Approved as to form and legality

PHEAA Chief Counsel

EXHIBIT E

BORROWER BENEFITS

The borrower benefits for the Bank One Campus Loan Program for the 2005-06 program year, shall, at a minimum, include the following:

(a)  [**] payments; and

(b)  [**] payments [**].